SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2003

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

400 East Anderson Lane
Austin, Texas 78752

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 512-837-7100

Not applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBITS
EX-99(a) Slides for Presentation to Broker-Dealers

Item 9. Regulation FD Disclosure

The executive officers of Citizens, Inc. (the “Corporation”) intend to present financial and other information to institutional investors in the next few months. The slides for the presentation are attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitute a part of this report. The attached Exhibit is furnished pursuant to Item 9 of Form 8-K.

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SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

	By:	/s/ Mark A. Oliver

Mark A. Oliver, FLMI, President

Date: April 18, 2003

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EXHIBITS

Exhibit No.	Description

99(a)	Slides for Presentation to broker-dealers and institutional investors

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